SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: March 31, 2008
Date of earliest event reported: March 28, 2008
Energy Transfer Partners, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	1-11727	73-1493906
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)
3738 Oak Lawn Avenue
Dallas, TX 75219
(Address of principal executive offices)
(214) 981-0700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     As previously reported, on March 25, 2008, Energy Transfer Partners, L.P. (the “Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with Wachovia Capital Markets, LLC, Credit Suisse Securities (USA) LLC, J.P. Morgan Securities Inc. and UBS Securities LLC, as joint book-running managers and representatives of the several underwriters named therein (the “Underwriters”), relating to the public offering by the Partnership of $350 million aggregate principal amount of 6.000% Senior Notes due 2013, $600 million aggregate principal amount of 6.700% Senior Notes due 2018, and $550 million aggregate principal amount of 7.500% Senior Notes due 2038 (the “Notes”).
     On March 28, 2008, the Partnership completed the underwritten public offering of the Notes. The sale of the Notes was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3ASR (Registration No. 333-147990) of the Partnership, as supplemented by the Prospectus Supplement dated March 25, 2008 relating to the Notes (the “Prospectus Supplement”), filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on March 26, 2008.
     The Underwriting Agreement contains customary representations, warranties and agreements by the Partnership and customary conditions to closing. Additionally, the Partnership has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities. The summary of the Underwriting Agreement in this report does not purport to be complete and is qualified by reference to such agreement, which is incorporated herein by reference.
     The net proceeds from the offering of approximately $1.48 billion, after deducting underwriting discounts and other offering expenses, were used to repay amounts outstanding under the Partnership’s $500 million, 364-day term loan credit facility, to repay a portion of amounts outstanding under its revolving credit facility, and to pay expenses associated with the offering of the Notes. Affiliates of each of the Underwriters are agents under, and Wachovia Capital Markets, LLC and Banc of America Securities LLC are joint lead arrangers and book managers for, our revolving credit facility. Additionally, Wachovia Capital Markets, LLC is the lead arranger and sole book manager for our 364-day term loan facility. Banc of America Securities LLC, an Underwriter, is an affiliate of Bank of America, N.A., the syndication agent under our revolving credit facility. Affiliates of each of BNP Paribas Securities Corp., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc., each of which is an Underwriter, are co-documentation agents under our revolving credit facility. Accordingly, each of the Underwriters received proceeds from the offering of the Notes. In addition, from time to time the Underwriters and their affiliates have engaged, and may in the future engage, in commercial banking and/or investment banking transactions with us and our affiliates for which they received or will receive customary fees and expenses.
     The Notes were issued under the Indenture dated as of January 18, 2005 (the “Indenture”), between the Partnership, as issuer, the subsidiary guarantors named therein, and Wachovia Bank, National Association, as trustee, as amended and supplemented by the Sixth Supplemental Indenture thereto dated March 28, 2008 (the “Supplemental Indenture”), between the Partnership and U.S. Bank National Association, as successor trustee, with respect to the Notes. The terms of the Notes and the Supplemental Indenture are further described in the Prospectus Supplement under the captions “Description of Notes” and “Description of the Debt Securities,” which description is incorporated herein by reference. Such description does not purport to be complete and is qualified by reference to the Indenture and the Supplemental Indenture, which are incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The description contained under Item 1.01 above is incorporated by reference in its entirety into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

1.1	Underwriting Agreement dated March 25, 2008, by and among Energy Transfer Partners, L.P. and Wachovia Capital Markets, LLC, Credit Suisse Securities (USA) LLC, J.P. Morgan Securities Inc. and UBS Securities LLC, as representatives of the several underwriters named therein (filed as Exhibit 1.1 to Form 8-K of Energy Transfer Partners, L.P. filed March 28, 2008 and incorporated herein by reference).

4.1	Indenture, dated as of January 18, 2005 between Energy Transfer Partners, L.P., as issuer, the subsidiary guarantors named therein, and Wachovia Bank, National Association, as trustee (filed as Exhibit 4.1 to Form 8-K of Energy Transfer Partners, L.P. filed January 19, 2005 and incorporated herein by reference).

4.2*	Sixth Supplemental Indenture dated March 28, 2008, by and between Energy Transfer Partners, L.P., as issuer, and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee.

4.3*	Forms of Notes (included in Exhibit 4.2 above).

99.1	Description of Notes and Description of the Debt Securities (filed as Exhibit 99.2 to Form 8-K of Energy Transfer Partners, L.P. filed March 28, 2008 and incorporated herein by reference).

* Filed herewith.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Partners, L.P.
	By:	Energy Transfer Partners GP, L.P.,
its general partner

	By:	Energy Transfer Partners, L.L.C.,
its general partner

Date: March 31, 2008	By:	/s/ Brian J. Jennings
Name: Brian J. Jennings
Title: Chief Financial Officer

Exhibit Index
Exhibits

1.1	Underwriting Agreement dated March 25, 2008, by and among Energy Transfer Partners, L.P. and Wachovia Capital Markets, LLC, Credit Suisse Securities (USA) LLC, J.P. Morgan Securities Inc. and UBS Securities LLC, as representatives of the several underwriters named therein (filed as Exhibit 1.1 to Form 8-K of Energy Transfer Partners, L.P. filed March 28, 2008 and incorporated herein by reference).

4.1	Indenture, dated as of January 18, 2005 between Energy Transfer Partners, L.P., as issuer, the subsidiary guarantors named therein, and Wachovia Bank, National Association, as trustee (filed as Exhibit 4.1 to Form 8-K of Energy Transfer Partners, L.P. filed January 19, 2005 and incorporated herein by reference).

4.2*	Sixth Supplemental Indenture dated March 28, 2008, by and between Energy Transfer Partners, L.P., as issuer, and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee.

4.3*	Forms of Notes (included in Exhibit 4.2 above)

99.1	Description of Notes and Description of the Debt Securities (filed as Exhibit 99.2 to Form 8-K of Energy Transfer Partners, L.P. filed March 28, 2008 and incorporated herein by reference).

* Filed herewith.